SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act

Date of Report:  January 11, 2008
(Date of Earliest Event Reported)

Pinnacle Resources, Inc.
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(Exact name of registrant as specified in its charter)


Wyoming                0-22965         84-1414869
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(State or other jurisdiction    (Commission File Number    (I.R.S. Employer
of incorporation or organization                         Identification Number)

          9600 E. Arapahoe Road, Suite 260
          Englewood, Colorado                           80112
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     (Address of principal executive offices,          Zip Code)

(303) 705-8600
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01 Changes in Registrant's Certifying Accountant

A) On January 10, 2008, Cordovano & Honeck, LLP was dismissed as the independent auditor for Pinnacle Resources, Inc. (the "Registrant").

  (i) Cordovano & Honeck, LLP has served as the independent auditor of the Registrant's annual financial statements from the inception of Registrant for the Registrant's financial statements. From the date on which Cordovano & Honeck, LLP was engaged until the date they were dismissed, there were no disagreement with Cordovano & Honeck, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cordovano & Honeck, LLP would have caused Cordovano & Honeck, LLP to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

  (ii) Cordovano & Honeck, LLP's reports on the Registrant's financial statements for the fiscal years ended June 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

  (iii) The decision to dismiss Cordovano & Honeck, LLP as the
Registrant's certifying accountants was recommended and approved by the board of directors of the Registrant on January 10, 2008.

  (iv) The Registrant has provided Cordovano & Honeck, LLP with a copy of the disclosures it is making in response to this Item. The Registrant has requested Cordovano & Honeck, LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i),(ii) and (iv) above and, if not, stating the respects in which Cordovano & Honeck, LLP does not agree. The Registrant has filed the letter as exhibit 16.1 to this current report containing this disclosure.

B) On January 10, 2008, the Registrant executed an engagement letter with McElravy, Kinchen & Associates, P.C. ("McElravy") to assume the role of its new certifying accountant. McElravy has been asked to perform the audit and reviews of Registrant for the year ended June 30, 2006 to the current period. During the periods from inception through June 30, 2005 and the subsequent interim period ended September 30, 2005, and through the date of the firm's engagement of the Registrant did not consult with McElravy with regard to:

   (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements; or
   (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B.


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Item 9.01  Financial Statements and Exhibits

Exhibits
No.            Description

16.1 Letter from Cordovano & Honeck, LLP to the Securities and Exchange Commission dated January 11, 2008.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pinnacle Resources, Inc.


By:      /s/ Robert A. Hildebrand
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         Robert A. Hildebrand
         Chief Financial Officer


Dated:  January 11, 2008